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                                                                     Exhibit 23



                        CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Dover Corporation:


We consent to the use of our reports incorporated herein be reference.



                                                 /s/ KPMG Peat Marwick LLP
                                                 ------------------------------
                                                 KPMG Peat Marwick LLP





New York, New York
February 28, 1996